UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 14, 2011

American Oriental Bioengineering, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

001-32569	84-0605867
(Commission File Number)	(IRS Employer Identification No.)

1 Liangshuihe First Ave, Beijing E-Town Economic and Technology Development Area, E-Town,
Beijing, 100176, People’s Republic of China

(Address of principal executive offices and zip code)

86-10-5982-2039

(Registrant’s telephone number including area code)

 (Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On March 14, 2011, American Oriental Bioengineering, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter of 2010 and the fiscal year ended December 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01  Other Events.

On March 21, 2011, the Company issued a press release announcing that at its 2010 earnings conference call, held on March 15, 2011, the Company provided the information that its board of directors has authorized a share buyback program for the repurchase of up to $20 million of the Company’s outstanding common stock over the next two years.  A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated March 14, 2011

99.2	Press Release dated March 21, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ORIENTAL BIOENGINEERING, INC.

Dated: March 21, 2011	By:	/s/ Tony Liu
Name: Tony Liu
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 14, 2011

99.2	Press Release dated March 21, 2011

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